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                                                                    Exhibit 99.2

                        CONSULTING AND RELEASE AGREEMENT

         Allan M. Cohen ("COHEN") and WorldWide Web NetworX Corporation, 521 Fellowship Road, Suite 130, Mount Laurel, New Jersey 08054, and its successors and assigns (together "WWWX"), hereby knowingly and voluntarily agree to enter into this Consulting and Release Agreement ("AGREEMENT"), this 22nd day of August, 2000 (the "Effective Date") in order to resolve all outstanding issues and set forth all the obligations between the parties. Cohen and WWWX acknowledge and agree that this Agreement, and the Agreements specifically referenced in this document, constitute the sole obligation of each to the other and that no other promises, commitments, or representations have been made with or by each of the parties to the other.

         WHEREAS, Cohen and WWWX have entered into (a) an Incentive Stock Option Grant Agreement (the "ISO Agreement"), and (b) a Non-Qualified Stock Option Grant Agreement (the "NQSO Agreement"), both dated August 12, 1999; and

         WHEREAS, Cohen and WWWX have entered into an Employment Agreement, dated March 20, 2000 (the "Employment Agreement").

         NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

         1. As of the Effective Date, the relationship presently existing between WWWX and Cohen is changed from an employment relationship to a contractor relationship. As of the Effective Date, Cohen resigns as an officer, director, agent or representative of the WWWX and any of its subsidiaries and affiliates in which Cohen holds office, is a director, or for whom Cohen currently acts as an agent or representative. As of the Effective Date, Cohen also resigns as a fiduciary and member of any and all committees established with respect to any employee benefit plan maintained by WWWX or any of its subsidiaries and affiliates. The resignations described in the two preceding sentences shall occur automatically and without any further required action by Cohen, WWWX or any other person.

         2. Upon the Effective Date, WWWX will (i) pay Cohen any portion of Cohen's Base Salary (as defined in the Employment Agreement) for the period up to the date of termination that has been earned but remains unpaid; (ii) pay Cohen any benefits that have accrued to Cohen under the terms of any benefit plans of WWWX in which he is a participant, which benefits shall be paid in accordance with the terms of those plans, including without limitation, accrued but unpaid vacation time; (iii) have any options to purchase securities of WWWX that were not previously vested vest pursuant to Section 3 of this Agreement; and (iv) pay Cohen the sum of $87,500.00.00, representing the severance payment that is payable to Cohen pursuant to Section 5(b)(D) of the Employment Agreement.


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         3. Cohen and WWWX hereby terminate the ISO Agreement and amend the NQSO
Agreement, effective after expiration of the 7-day revocation period in Section 19, as follows:

                  a. Paragraph 1(a) is hereby replaced in its entirety with the following: "GRANT OF OPTION. Subject to the terms and conditions set forth in this Agreement and in the Plan, the Company hereby grants to the Grantee an option (the "Option") to purchase 250,000 shares of common stock of the Company ("Shares") at an exercise price of $.75 per Share. The Option shall become exercisable according to Paragraph 2 below."

                  b. Paragraph 2 is hereby replaced in its entirety with the following:

                        "EXERCISABILITY OF OPTION. The Option is now exercisable by Grantee in full. Notwithstanding Section 5 of the Plan, the Option is exercisable until the end of the term specified in Section 3, without regard to any other termination or separation from the Company.

                  c.    Paragraph 3(b) is hereby deleted in its entirety.

                  d.    A new paragraph 4(c) is inserted as follows:

                        "At any time during which the Option may be exercised, Grantee may, at his option, choose to exercise the Option on a cashless basis by giving written notice at the principal office of the Company of his intent to effect a cashless exercise ("NOTICE OF CASHLESS EXERCISE"). For any cashless exercise, the Company will issue to Grantee the number of shares of its common stock equal to (i) the number of Shares specified by Grantee in his Notice of Cashless Exercise (the "TOTAL NUMBER") less (ii) the number of shares equal to the quotient obtained by dividing (A) the product of the Total Number and the Exercise Price by (B) the current market value of a share of the Company's common stock. Otherwise, on the date the Company delivers the Shares to Grantee, he shall pay the exercise price for each Share in cash to the Company. For purposes of the foregoing, the current market value of a share of the Company's common stock is the price paid for one share in the last open-market trade of the day either on a national securities exchange or as listed on the OTC Bulletin Board on the last trading day before the day the Option is exercised."


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                  e.    Paragraph 5 is hereby amended by inserting the following
                        after the first sentence:

                        "The Company will treat Grantee's outstanding Options in a manner and with procedures no less favorable than it treats all other Grantees."

All other terms of the NQSO Agreement remain unmodified and in force. WWWX hereby covenants that it will use commercially reasonable efforts to file a registration statement on Form S-8 or otherwise to register the WWWX shares underlying Cohen's Option not later than 120 days from the Effective Date of this Agreement.

                  4. Cohen acknowledges that he is not entitled to any further consideration or monies, including any benefits, payments or wages, except as set forth in this Agreement. Cohen acknowledges and agrees that Sections 2 and 3 include all amounts owed to him for vacation, bonus, severance, commission or any other entitlement, other than for consulting, as described in Section 21. This Agreement supersedes or modifies, as applicable, any and all previous agreements, whether written or oral, between Cohen and WWWX.

                  5. Cohen shall execute and deliver to WWWX, simultaneously with the execution and delivery of this Agreement, his letter of resignation as an officer, director, agent or representative of WWWX, attached hereto as Exhibit "A."

                  6. Cohen will return all WWWX-owned or leased property, documents, records and other information of any type whatsoever concerning or relating to the business and affairs of WWWX or any successor, except that Cohen shall not be required to return his current computer, workstation and related accessories.

                  7. Cohen agrees that acceptance of this Agreement constitutes a full, complete, and knowing waiver of any claims asserted or non-asserted that Cohen may have against WWWX arising out of his employment and termination of employment including, but not limited to, any claims Cohen may have under the laws of New York or New Jersey for wages, bonuses, torts, contracts, or employment agreements or under any federal, state, or local statute, regulation, rule, ordinance, or order which covers or purports to cover or relates to any aspect of employment, including, but not limited to, discrimination based on race, sex, age, religion, national origin, sexual orientation, physical, medical, or mental condition, or marital status under, among other statutes, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Americans with Disabilities Act, the Age Discrimination in Employment Act, the Fair Labor Standards Act, the Family and Medical Leave Act, the New Jersey Family and Medical Leave Act, the Employee Retirement Income Security Act, and other similar federal, state or local laws.

                  8. As a material inducement to WWWX to enter into this Agreement, Cohen hereby irrevocably and unconditionally releases, acquits, and forever discharges WWWX, and its shareholders and each of WWWX's and such shareholders' directors, officers, employees, representatives, attorneys, and all persons acting by, through, under or


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in concert with any of them (collectively "WWWX RELEASEES"), from any and all charges, complaints, claims, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts, and expenses (including attorneys fees and costs actually incurred), of any nature whatsoever, known or unknown, which Cohen now has, owns, holds, or claims to have, own, or hold, or claimed to have, own, or hold, or which Cohen at any time hereafter may have, own, or hold, or claim to have, own, or hold, from the beginning of time arising out of or in any manner relating to Cohen's employment with WWWX or the separation of that employment until the date of execution of this Agreement.

                  9. As a material inducement to Cohen to enter into this Agreement, WWWX hereby irrevocably and unconditionally releases, acquits, and forever discharges Cohen from any and all charges, complaints, claims, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts, and expenses (including attorneys fees and costs actually incurred), of any nature whatsoever, known or unknown, which WWWX now has, owns, holds, or claims to have, own, or hold, or claimed to have, own, or hold, or which WWWX at any time hereafter may have, own, or hold, or claim to have, own, or hold, from the beginning of time arising out of or in any manner relating to Cohen's employment with WWWX, or service as a director or an officer to the extent permitted by law, or the separation of that employment and service, until the date of execution of this Agreement.

                  10. Cohen represents that he has not filed any complaint, charge or claim against WWWX with any other governmental agencies and, on behalf of himself, his heirs, executors, administrators and assigns agrees never to directly or indirectly commence or prosecute, or assist in the commencement or prosecution, or in any way cause, or advise to be commenced or prosecuted, any action or proceeding against WWWX, its successors, and assigns or their past, present or future officers, directors, agents or employees, and WWWX Releasees, with respect to any matter, whether or not now known, based upon any act, transaction, practice, conduct or omission that occurred prior to the date of this Agreement, unless required by law. In the event that Cohen institutes, is a party to, or is a voluntary member of a class that institutes any such action, his claims shall be dismissed or class membership terminated with prejudice immediately upon presentation of this Agreement. In addition, Cohen will pay WWWX its costs, including reasonable attorney's fees, in obtaining dismissal of such action.

                  11. WWWX represents that it has not filed any complaint, charge or claim against Cohen in any forum or with any governmental agencies and, on behalf of itself, subsidiaries, affiliates, successors, assigns or their past, present or future officers, directors, agents or employees, and WWWX agrees never to directly or indirectly commence or prosecute, or assist in the commencement or prosecution, or in any way cause, or advise to be commenced or prosecuted, any action or proceeding against Cohen, his heirs, executors, administrators and assigns, with respect to any matter, whether or not now known, based upon any act, transaction, practice, conduct or omission that occurred prior to the Effective Date of this Agreement. In the event that WWWX institutes, is a party to, or is a voluntary member of a class that institutes any such action, its claims shall be dismissed or class membership terminated with prejudice immediately upon


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presentation of this Agreement. In addition, WWWX will pay Cohen his costs, including reasonable attorney's fees, in obtaining dismissal of such action.

                  12. In the course of employment with WWWX prior to the date hereof, Cohen may have had access to confidential and proprietary information and records, data and other trade secrets of WWWX ("CONFIDENTIAL INFORMATION"). Confidential Information shall include, without limitation, the following types of information or material, both existing and contemplated, regarding WWWX, or its subsidiary or affiliated companies: corporate information, including plans, strategies, policies, resolutions, and any litigation or negotiations; marketing information, including strategies, methods, customers, prospects, or market research data; financial information, including cost and performance data, debt arrangement, equity structure, investors, and holdings, operational and scientific information, including trade secrets and technical information; and personnel information, including personnel lists, resumes, personnel data, organizational structure, compensation structure, and performance evaluations. Cohen shall not directly or indirectly disclose Confidential Information to any person or entity or use Confidential Information in any way, except that Cohen may utilize Confidential Information, if and to extent that he is required to do so in order to render consulting services to WWWX, during the Consulting Period.

                  13. Cohen acknowledges that the terms of this Agreement and all discussions leading up to it are confidential and agrees that he will not divulge the terms of this Agreement to any third party, except his immediate family, financial advisor, attorney or as required by law or court order.

                  14. Cohen agrees not to directly or indirectly take, support, encourage or participate in any action or attempted action that in any way would damage the reputation of WWWX and/or any of its subsidiaries or affiliates. Nothing contained in this Agreement nor the fact that the parties have signed the Agreement shall be considered an admission by either party. Cohen agrees that he will cooperate with WWWX, at its cost, and its designated agents/representatives as reasonably necessary consistent with his business obligations in any legal disputes and/or proceedings and/or business matters relating to issues and/or incidents which took place during his term of employment.

                  15. Both Cohen and WWWX agree not to disparage each other in any way. Cohen and WWWX agree that they will not speak about each other in negative terms. Should Cohen discuss the terms of the Agreement with individuals other than his immediate family, his attorney, or as required by law, Cohen shall pay only the actual damages proximately caused by his violation, WWWX's reasonable attorneys' fees and costs incurred in enforcing its rights, and may be subject to injunctive relief. Similarly, should WWWX or any of its directors, officers, employees, agents, or other authorized representatives discuss the terms of the Agreement with individuals other than WWWX directors, officers, employees, agents, other authorized representatives, their attorneys, or as required by law, WWWX shall pay only the actual damages proximately caused by its violation, Cohen's reasonable attorneys fees and costs incurred to enforce his rights, and may be subject to injunctive relief.


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                  16. In the event of any default by WWWX under this Agreement,
Cohen will use reasonable efforts to mitigate his damages, but such acts will not limit or modify any of Cohen's rights under this Agreement, and WWWX will pay to Cohen a reasonable sum for attorney fees and other reasonable costs and expenses incurred by Cohen in enforcing any right or privilege under this Agreement.

                  17. Cohen agrees that this Agreement shall be construed under New Jersey law without regard to the conflict of laws provision therein and any actions relating thereto must be brought within the State of New Jersey.

                  18. The provisions of this Agreement are independent and severable from each other and this Agreement and any other documents executed pursuant to this Agreement are independent of each other whereby if any term or provision of this Agreement or any document delivered pursuant hereto shall be determined to be illegal or unenforceable, all of the terms and provisions of this Agreement and any document delivered pursuant hereto shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable law.

                  19. Cohen and WWWX, along with their respective attorneys, have participated fully in the review and revision of this Agreement. Any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in interpreting this Agreement.

                  20. Cohen warrants that he is fully competent to enter into this Agreement and that he has carefully read and fully understands the terms of this Agreement, has had the advice of counsel with respect this Agreement and has signed this Agreement freely and voluntarily. Further, Cohen understands that he has the opportunity to revoke such Agreement within 7 days of signing it. Cohen understands that if he does revoke the Agreement, he must notify WWWX in writing within 7 days of signing the Agreement.

                  21. Consulting Services. (a) WWWX hereby engages Cohen as a consultant to WWWX, and Cohen hereby accepts such engagement, for a period of two (2) months following the Effective Date (the "Consulting Period"); PROVIDED, HOWEVER, that upon not less than two (2) weeks written notice to Cohen prior to the expiration of the Consulting Period, WWWX may extend the Consulting Period for up to an additional month. During the Consulting Period, Cohen shall, upon the request of the Board of Directors or the Chief Executive Officer of WWWX, make himself reasonably available to the Board of Directors or the Chief Executive Officer and answer questions, provide information and render advice, based upon his historical knowledge of WWWX, to the Board of Directors or the Chief Executive Officer. In consideration for Cohen's services and a consultant to WWWX during the Consulting Period, WWWX shall pay Cohen a consulting fee during the Consulting Period in the amount of $16,771.00 per month, which sum shall be payable in advance of each monthly period in the Consulting Period.


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            (b) For a period of six (6) months commencing on the Effective Date,
Cohen elects to continue coverage for himself under WWWX's group health, dental, and other benefit plans pursuant to the continuation of coverage provisions contained in Sections 601 through 608 of the Employee Retirement Income Security Act of 1974, as amended, WWWX shall pay to Cohen an amount equal to the difference, if any, between (i) the monthly premium charged by WWWX generally to its former executive employees for such continuation coverage under such plans and (ii) the monthly premium charged by WWWX generally to its active executive employees for coverage under such plans.

            (c) As Cohen is an independent contractor, he shall pay all social security, federal income taxes, unemployment insurance, worker's compensation insurance, pensions, annuities, or other liabilities or taxes incurred by or on behalf or for the benefit of Cohen arising out of the performance by Cohen of his obligations as a consultant during the Consulting Period under this Section 21 of the Agreement.

            (d) WWWX shall reimburse Cohen for all reasonable out-of-pocket expenses actually incurred by Cohen in performance of the consulting services, provided that Cohen furnishes to WWWX adequate records for the substantiation of each such expenditure in accordance with applicable WWWX expense reimbursement policies and such expenses have been approved by WWWX in advance. During the Consulting Period, WWWX will also reimburse Cohen for the actual cost of attorney malpractice insurance that he deems necessary in performing the consulting services. Cohen shall be provided with the use of an office in WWWX's Mount Laurel office; provided that (i) such use of the office and support relates to the business of WWWX and is not disruptive of WWWX's normal business activities and (ii) WWWX's obligations under this sentence shall end on the earlier of the end of the Consulting Period, or the date WWWX no longer maintains an office in Mount Laurel, NJ.

            (e) Throughout the entire Consulting Period, Cohen shall be an independent contractor with the full power and authority to select the means, methods and manner of performing Consulting Services hereunder. Cohen will in no way be considered to be an agent, employee, or servant of WWWX or any of its subsidiaries or affiliates. Cohen shall have no authority to bind WWWX or any of its subsidiaries or affiliates in any capacity for any purpose. It is not the purpose or intention of this Agreement or the parties to create, and the same shall not be construed as creating, any partnership, partnership relation, joint venture, agency, or employment relationship. Cohen shall be free to pursue such other business or consulting interests, including full time employment, directorships and investments of any kind. Cohen hereby agrees that he shall not, during the Consulting Period, participate in WWWX's benefit plans and programs for its employees, except as stated in this Agreement. There is no minimum number of hours of service required of Cohen under this Agreement.

            (f) In the event that Cohen obtains full time employment with some third party or agrees to provide full time consulting services to some third party (the term "full time" means at least thirty (30) hours per week) during the Consulting Period, WWWX shall have the right to terminate the consulting relationship under this Agreement at the end of


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the first month of the Consulting Period by providing a written notice of termination to Cohen.

                  22. (a) Right To Indemnification: If Cohen is made a party or is threatened to be made a party or is involved in any action, suit or proceeding, whether civil, criminal, administrative, or investigative (hereinafter a "Proceeding"), by reason of the fact that he is the legal representative, is or was a director or officer, of WWWX or is or was serving at the request of WWWX as a director, officer, employee, or agent of another corporation or of a partnership, joint venture, trust, or other enterprise, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee, or agent or in any other capacity while serving as a director, officer, employee, or agent, Cohen shall be indemnified and held harmless by WWWX to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits WWWX to provide broader indemnification rights than said law permitted WWWX to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties, and amounts paid or to be paid in settlement) incurred or suffered by the Cohen in connection therewith and such indemnification shall continue even though Cohen has ceased to be a director, officer, employee, or agent and shall inure to the benefit of his heirs, executors, and administrators. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by WWWX the expenses incurred in defending any such proceeding in advance of its final disposition.

            (b) Right Of Cohen To Bring Suit: If a claim under paragraph (a) of this Section is not paid in full by WWWX within ten days after a written claim has been received by WWWX, Cohen may at any time thereafter bring suit against WWWX to recover the unpaid amount of the claim and, if successful in whole or in part, Cohen shall be entitled to be paid also the expense of prosecuting such claim.

            (c) Rights Not Exclusive: Notwithstanding any limitation to the contrary contained in sub-paragraphs (a) and (b) of this section, WWWX shall, to the fullest extent permitted by Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify Cohen from and against any and all of the expenses, liabilities, or other maters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which Cohen may be entitled under any law, By-Law, agreement, vote of stockholders or disinterested Directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue even though Cohen has ceased to be director, officer, employee, or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

            (d) Insurance: For a period of at least six (6) years, WWWX shall maintain insurance, at its expense, to protect itself and Cohen resulting from his service as a director, officer, employee, or agent of WWWX or another corporation, partnership, joint venture, trust, or other enterprise against any such expense, liability or loss, whether or not


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WWWX would have the power to indemnify Cohen against such expense, liability, or loss under the Delaware General Corporation Law. Such insurance shall be substantially similar in terms, insurer ratings, and policy limits to the policies currently in effect as of the date of this Agreement.


                  PLEASE READ CAREFULLY. THIS AGREEMENT INCLUDES A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS.


                            [SIGNATURES ON NEXT PAGE]


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To signify the parties' agreement to the terms of the foregoing Agreement, the parties have executed this Agreement on the date set forth opposite their signatures, which appear below.


Date: 8/22/00                                 /s/ Allan M. Cohen
     --------------                           ----------------------------------
                                              ALLAN M. COHEN


Date: 8/22/00                                 WORLDWIDE WEB NETWORX CORPORATION
     --------------
                                              /s/ Gerard T. Drumm
                                              ----------------------------------
                                              Name:  Gerard T. Drumm
                                              Title: President

                                    Exhibit A

                                                                August 22, 2000


The Board of Directors of
WorldWide Web NetworX Corporation
521 Fellowship Road, Suite 130
Mount Laurel, New Jersey 08054

Gentlemen:

         I hereby voluntarily resign as officer, director, employee, agent or representative of WorldWide Web NetworX Corporation ("WWWX"), effective immediately.


                                                     Very truly yours,

                                                     /s/ Allan M. Cohen
                                                     Allan M. Cohen